    As filed with the Securities and Exchange Commission on December 28, 2000

                                                           Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           CHAMPION ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Michigan                                               38-2743168
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


           2701 Cambridge Ct., Suite 300, Auburn Hills, Michigan 48326
      (Address of Principal Executive Offices)              (Zip Code)

                      1995 Stock Option and Incentive Plan
                            (Full Title of the Plan)

                           John J. Collins, Jr., Esq.
              Senior Vice President, General Counsel and Secretary
                           Champion Enterprises, Inc.
                          2701 Cambridge Ct., Suite 300
                          Auburn Hills, Michigan 48326
                     (Name and Address of Agent for Service)

   Telephone Number, Including Area Code, of Agent for Service: (248) 340-9090

                                    Copy to:
                               D. Richard McDonald
                               Dykema Gossett PLLC
                        39577 Woodward Avenue, Suite 300
                        Bloomfield Hills, Michigan 48304

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                   Proposed Maximum       Proposed Maximum
  Title of Securities         Amount To Be        Offering Price Per     Aggregate Offering          Amount of
    to be Registered           Registered               Share*                 Price*             Registration Fee
--------------------------------------------------------------------------------------------------------------------
     Common Stock,             1,750,000                $2.53               $4,427,500             $1,106.88
    $1.00 par value
--------------------------------------------------------------------------------------------------------------------

*Estimated solely for purposes of computing the Registration Fee, at $2.53 per share, the average price for shares of the Common Stock on December 21, 2000, as reported on the New York Stock Exchange, pursuant to Rule 457(h).

         The contents of the Form S-8 Registration Statements, registration nos. 33-58973 and 333-62427, previously filed by Champion Enterprises, Inc. (the "Registrant") are incorporated herein by reference.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

         The following exhibits are filed as part of this Registration
Statement:

       4.1          Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.1 to the
                    Registrant's Registration Statement on Form S-8 dated May 1, 1995 and incorporated herein by reference.

       4.2          First Amendment to the Champion Enterprises, Inc., 1995 Stock Option and Incentive Plan, filed as Exhibit 10.12 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                    December 30, 1995 and incorporated herein by reference.

       4.3          Second Amendment to the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                    January 2, 1999 and incorporated herein by reference.

       4.4          Third Amendment to the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                    January 2, 1999 and incorporated herein by reference.

       4.5          Fourth Amendment to the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended April
                    3, 1999 and incorporated herein by reference.

        5           Opinion of Dykema Gossett PLLC with respect to the legality of the Common Stock to be registered hereunder.

       23.1         Consent of PricewaterhouseCoopers LLP

       23.2         Consent of Dykema Gossett PLLC (contained in Exhibit 5)

        24          Power of Attorney (see "Signatures")


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Auburn Hills, State of Michigan on December 28, 2000.

                                  CHAMPION ENTERPRISES, INC.


                                  By:      /s/ WALTER R. YOUNG
                                      ------------------------------------------
                                           Walter R. Young
                                           Chairman of the Board of Directors
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

         Each of the undersigned whose signature appears below hereby constitutes and appoints Walter R. Young and John J. Collins, Jr. and each of them acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, under the Securities Act of 1933.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on December 28, 2000.



                                                       Title
/s/ WALTER R. YOUNG                                    Chairman of the Board of Directors, President and Chief
------------------------------------------------------ Executive Officer (Principal Executive Officer)
Walter R. Young


/s/ ANTHONY S. CLEBERG                                 Executive Vice President and Chief Financial Officer
------------------------------------------------------ (Principal Financial Officer)
Anthony S. Cleberg



/s/ RICHARD HEVELHORST                                 Vice President and Controller
------------------------------------------------------ (Principal Accounting Officer)
Richard Hevelhorst


/s/ ROBERT W. ANESTIS                                  Director
------------------------------------------------------
Robert W. Anestis


/s/ SELWYN ISAKOW                                      Director
------------------------------------------------------
Selwyn Isakow

/s/ ELLEN R. LEVINE                                    Director
------------------------------------------------------
Ellen R. Levine


/s/ BRIAN D. JELLISON                                  Director
------------------------------------------------------
Brian D. Jellison


/s/ GEORGE R. MRKONIC                                  Director
------------------------------------------------------
George R. Mrkonic


/s/ CARL L. VALDISERRI                                 Director
------------------------------------------------------
Carl L. Valdiserri

                                INDEX TO EXHIBITS

      Exhibit
      Number                                             Description

       4.1          Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.1 to the
                    Registrant's Registration Statement on Form S-8 dated May 1, 1995 and incorporated herein by reference.

       4.2          First Amendment to the Champion Enterprises, Inc., 1995 Stock Option and Incentive Plan, filed as Exhibit 10.12 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                    December 30, 1995 and incorporated herein by reference.

       4.3          Second Amendment to the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                    January 2, 1999 and incorporated herein by reference.

       4.4          Third Amendment to the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
                    January 2, 1999 and incorporated herein by reference.

       4.5          Fourth Amendment to the Champion Enterprises, Inc. 1995 Stock Option and Incentive Plan, filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended April
                    3, 1999 and incorporated herein by reference.

        5           Opinion of Dykema Gossett PLLC with respect to the legality of the Common Stock to be registered hereunder.

       23.1         Consent of PricewaterhouseCoopers LLP

       23.2         Consent of Dykema Gossett PLLC (contained in Exhibit 5)

        24          Power of Attorney (see "Signatures")